================================================================================



                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2001



                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)


         Delaware                              1-8597                            94-2657368
(State or other jurisdiction          (Commission File Number)       (IRS Employer Identification No.)
    of incorporation)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)


================================================================================

ITEM 5.  Other Events.

On February 28, 2001, The Cooper Companies, Inc. issued a press release announcing its first quarter fiscal year 2001 financial results. This release is filed as an exhibit hereto and is incorporated by reference herein.

Any Internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these Internet addresses is included herein.


ITEM 7.  Financial Statements and Exhibits.

                  (c) Exhibits.

Exhibit
  No.           Description
-------         -----------
99.1            Press Release dated February 28, 2001 of The Cooper Companies, Inc.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE COOPER COMPANIES, INC.




                                         By   /s/ Stephen C. Whiteford
                                              --------------------------------
                                              Stephen C. Whiteford
                                              Vice President and
                                              Corporate Controller
                                              (Principal Accounting Officer)

Dated:  March 2, 2001

                                  EXHIBIT INDEX


Exhibit                                                               Sequentially
  No.        Description                                              Numbered Page
-------      -----------                                              -------------
99.1         Press Release dated February 28, 2001 of The Cooper
             Companies, Inc.